Exhibit 10.14

FIRST AMENDMENT

TO AGREEMENT AND PLAN OF MERGER

This First Amendment to the Agreement and Plan of Merger (hereinafter referred to as the “FIRST AMENDMENT”) is made and entered into as of this 19th day of May, 2006, by and among Silver State Bancorp, a Nevada bank holding company (hereinafter referred to as “BHC”), CB Interim Bank, an Arizona bank formed for the purpose of the merger (hereinafter referred to as “MERGERCO”), and Choice Bank, an Arizona commercial bank (hereinafter referred to as “CHOICE”);

WITNESSETH:

WHEREAS, CHOICE and BHC entered into the Agreement and Plan of Merger dated as of March 29, 2006 (hereinafter referred to as the “MERGER AGREEMENT”), pursuant to which they agreed that BHC will acquire CHOICE in accordance with the terms and subject to the conditions thereof;

WHEREAS, the MERGER AGREEMENT provides that such acquisition will be accomplished through a merger of MERGERCO with and into CHOICE;

WHEREAS, at the time of the execution of the MERGER AGREEMENT, BHC had not formed MERGERCO;

WHEREAS, BHC has recently formed MERGERCO;

WHEREAS, BHC and CHOICE desire that MERGERCO join in and become a party to the MERGER AGREEMENT;

WHEREAS, Section 8.02 of the MERGER AGREEMENT provides that the MERGER AGREEMENT may be amended by an instrument in writing signed on behalf of CHOICE and BHC upon the unanimous consent of their respective Boards of Directors; and

WHEREAS, the Boards of Directors of BHC, CHOICE and MERGERCO have unanimously consented to, authorized and approved this FIRST AMENDMENT;

NOW, THEREFORE, in consideration of the premises, BHC, CHOICE and MERGERCO hereby agree as follows:

1. MERGERCO hereby joins in and is made a party to the MERGER AGREEMENT. Without limiting the generality of the foregoing sentence, MERGERCO is hereby bound by all of the terms and conditions of the MERGER AGREEMENT and shall fulfill all of the obligations of MERGERCO set forth in the MERGER AGREEMENT.

2. Except as amended by this FIRST AMENDMENT, the MERGER AGREEMENT shall continue in full force and effect in accordance with its terms. Without limiting the generality of the foregoing sentence, all notices required to be delivered to MERGERCO in accordance with the MERGER AGREEMENT shall be deemed given if given to BHC in accordance with the terms of the MERGER AGREEMENT.

3. BHC, CHOICE and MERGERCO may restate the MERGER AGREEMENT to reflect the provisions contained in this FIRST AMENDMENT upon due execution of this FIRST AMENDMENT.

4. This FIRST AMENDMENT shall be construed in accordance with and governed by Arizona law.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT as of the dates set forth below.

CHOICE BANK

By:	/s/ Michael J. Thorell
Michael J. Thorell
President and Chief Executive Officer

Date:	May 19, 2006

ATTEST:

/s/ Shawna Mahoney
Shawna Mahoney, Secretary

SILVER STATE BANCORP

By:	/s/ Corey L. Johnson
Corey L. Johnson
President and Chief Executive Officer

Date:	May 19, 2006

ATTEST:

/s/ Corey L. Johnson
Corey L. Johnson, Secretary

CB INTERIM BANK

By:	/s/ Corey L. Johnson
Corey L. Johnson
President and Chief Executive Officer

Date:	May 19, 2006

ATTEST:

/s/ Michael J. Threet
Michael J. Threet, Secretary